UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	Filed by a party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

FLEX LTD.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Fee paid previously with preliminary materials.
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Your Vote Counts!
FLEX LTD.

(Incorporated in the Republic of Singapore) (Company Registration Number 199002645H) 2026 Annual General Meeting
Vote by August 4, 2026 11:59 PM ET

FLEX LTD. ATTN: INVESTOR RELATIONS DEPT. 12515-8 RESEARCH BLVD, SUITE 300 AUSTIN, TX 78759

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You invested in FLEX LTD. and it’s time to vote!

You have the right to vote on proposals to be tabled for approval at the 2026 Annual General Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on August 5, 2026.

Get informed before you vote

View the Combined Annual Report, Shareholder Letter, and Proxy Statement (pertaining to the 2026 Annual General Meeting) online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 22, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If requesting a copy of the material(s) by email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Vote via Internet

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To vote now by Internet, go to www.ProxyVote.com.

Vote in Person at the Meeting*

August 5, 2026
11:00 a.m. Central time

12515-8 Research Blvd

Suite 300

Austin, TX 78759

Vote by Mail

Request a paper copy of the material(s), which will include a proxy card, then mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals to be tabled for approval at the upcoming 2026 Annual General Meeting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends
1.	To approve the re-election of each of the following directors, who will retire pursuant to Article 94 of our Constitution, to the Board of Directors:
1a.	Revathi Advaithi	For
1b.	John D. Harris II	For
1c.	Michael E. Hurlston	For
1d.	Erin L. McSweeney	For
1e.	Charles K. Stevens, III	For
1f.	Maryrose Sylvester	For
1g.	Lay Koon Tan	For
1h.	Patrick J. Ward	For
1i.	William D. Watkins	For
2.	To approve the re-appointment of Deloitte & Touche LLP as our independent auditors for the 2027 fiscal year and to authorize the Board of Directors, upon the recommendation of the Audit Committee, to fix their remuneration.	For
3.	NON-BINDING, ADVISORY RESOLUTION. To approve the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, set forth in “Compensation Discussion and Analysis” and in the compensation tables and the accompanying narrative disclosure under “Executive Compensation” in the Company’s proxy statement relating to its 2026 Annual General Meeting.	For
4.	To approve a general authorization for the directors of Flex to allot and issue ordinary shares.	For
5.	To approve a renewal of the Share Purchase Mandate permitting Flex to purchase or otherwise acquire its own issued ordinary shares.	For
NOTE: In their discretion, the Proxies are authorized to vote upon such other matters as may properly be put before the meeting or any adjournment thereof.

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